THE MAINSTAY GROUP OF FUNDS

MainStay Intermediate Term Bond Fund

Supplement dated December 13, 2013 (“Supplement”) to the Summary Prospectus

dated July 1, 2013, and the Prospectus dated February 28, 2013, as supplemented

At a meeting held on December 10-11, 2013, the Fund’s Board of Trustees approved a proposal to change the Fund’s name and modify the Principal Investment Strategies. Accordingly, effective February 28, 2014, the following changes will take effect:

Fund Name Change

The Fund will be named the “MainStay Total Return Bond Fund.”

Changes to Principal Investment Strategies

The second and third sentences of the first paragraph of the section entitled “Principal Investment Strategies” are deleted and replaced with the following:

The Fund will generally seek to maintain a weighted average duration within 2.5 years (plus or minus) of the duration of the Barclays U.S. Aggregate Bond Index. Duration is a measure used to determine the sensitivity of a security/portfolio to changes in interest rates. The longer the duration of a security/portfolio, the more sensitive it will be to changes in interest rates.

The first and second paragraphs of the sub-section entitled “Investment Process” are deleted and replaced with the following:

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in managing the Fund and determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector. Duration adjustments are based on a set of investment decisions that take into account a broad range of economic, fundamental and technical indicators.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

THE MAINSTAY GROUP OF FUNDS

MainStay U.S. Equity Opportunities Fund

MainStay International Opportunities Fund

Supplement dated December 13, 2013 to Prospectus and Summary Prospectus each dated February 28, 2013, as supplemented

Effective February 28, 2014, the sections entitled “Principal Investment Strategies” and “Investment Process” for each Fund are deleted in their entirety and replaced with the following:

MainStay U.S. Equity Opportunities Fund

Principal Investment Strategies: The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. equity securities. The Fund primarily invests in common stocks of well-established U.S. companies, primarily those with large capitalizations, that are in the Russell 1000® Index (the “Index”) or have market capitalizations that are similar to companies in that Index (which ranged from $296.4 million to $500.4 billion as of December 31, 2012). The Fund may also invest in equity securities with market capitalizations outside of the range of the Index.

The Fund may hold long and short positions. The Fund generally will hold long positions, either directly or through derivatives, which may total up to 140% of the Fund's net assets, and short positions, either directly or through derivatives, which may total up to 40% of the Fund's net assets. The proceeds from the short sales may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop. The types of derivatives in which the Fund may invest principally are securities-based swaps but it may invest in other swaps, futures, forwards and options. The Fund may also invest in real estate investment trusts (“REIT’s”). REIT’s are pooled investment vehicles that invest primarily in either real-estate or real-estate related loans. Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor, shall manage the Fund so that the Fund will not be deemed to be a “commodity pool operator” under the Commodity Exchange Act.

The Subadvisor believes that the use of both long and short positions better enables the Fund to seek to produce returns that are in excess of the Index. The Fund takes long positions primarily in securities that the Fund has identified as attractive and short positions in such securities that the Fund has identified as overvalued or poised for underperformance.

Investment Process: The Subadvisor seeks to construct a broadly diversified portfolio across sectors and industries using quantitative analysis to identify undervalued securities that the Subadvisor believes have a high probability of providing total returns greater than the Index. Investments are selected using an objective, disciplined and broadly applied process while seeking limited exposure to risk. The Subadvisor seeks to control the Fund’s exposure to risk through, among other things, sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries relative to the Index. The Subadvisor will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities.

Based on quantitative analysis, the Fund takes long positions in, or overweights relative to the Index, equity securities that the Subadvisor believes have a high probability of providing a total return greater than the Index. Also, the Fund will underweight or sell short securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the Subadvisor believes that the value of the security will decline.

Short sales are intended to allow the Fund to earn returns on securities that it believes will underperform the Index and also are intended to allow the Fund to maintain additional long positions while keeping the Fund’s net exposure to the market between 80% and 100%, similar to that of a “long only” strategy.

In unusual market conditions, the Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

The Fund may sell a security, or reduce or eliminate a short position, if it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

MainStay International Opportunities Fund

Principal Investment Strategies: The Fund invests primarily in equity securities of foreign companies. The Fund will typically invest in companies with capitalizations similar to those in the MSCI EAFE® Index (the “Index”) at the time of investment (which ranged from $1.0 billion to $210 billion as of December 31, 2012). The Fund may also invest in equity securities with market capitalizations outside of the range of the Index. The Fund may invest in equity securities of companies that trade in emerging or developing markets, as determined by the Fund's Subadvisor, Cornerstone Capital Management Holdings LLC, with significant investments under normal circumstances in at least three countries outside of the United States.

The Fund may hold long and short positions. The Fund generally will hold long positions, either directly or through derivatives, which may total up to 140% of the Fund's net assets, and short positions, either directly or through derivatives, which may total up to 40% of the Fund's net assets. The proceeds from the short sales may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop.

The types of derivatives in which the Fund may invest principally are securities-based swaps but it may invest in other swaps, futures, forwards and options. The Subadvisor shall manage the Fund so that the Fund will not be deemed to be a “commodity pool operator” under the Commodity Exchange Act. The Fund may also invest in American Depositary Receipts.

The Subadvisor believes that the use of both long and short positions better enables the Fund to seek to produce returns that are in excess of the Index. The Fund takes long positions primarily in securities that the Fund has identified as attractive and short positions in such securities that the Fund has identified as overvalued or poised for underperformance.

Investment Process: The Subadvisor seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued securities that the Subadvisor believes have a high probability of providing total returns greater than the Index. Investments are selected using an objective, disciplined and broadly applied process while seeking limited exposure to risk. The Subadvisor seeks to control the Fund’s exposure to risk through, among other things, country, sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries relative to the Index. The Subadvisor will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities.

Based on quantitative analysis, the Fund takes long positions in, or overweights relative to the Index, equity securities that the Subadvisor believes have a high probability of providing a total return greater than the Index. Also, the Fund will underweight or sell short securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the Subadvisor believes that the value of the security will decline.

Short sales are intended to allow the Fund to earn returns on securities that it believes will underperform the Index and also are intended to allow the Fund to maintain additional long positions while keeping the Fund’s net exposure to the market between 80% and 100%, similar to that of a “long only” strategy.

In unusual market conditions, the Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

The Fund may sell a security, or reduce or eliminate a short position, if it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.